UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2017

AquaBounty Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36426	04-3156167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Mill and Main Place, Suite 395

Maynard, Massachusetts 01754

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 648-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03.	Material Modification to Rights of Securityholders.

As previously disclosed, the shareholders of AquaBounty Technologies, Inc. (the “Company”) authorized the Board of Directors of the Company to amend the Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Restated Certificate of Incorporation”) to effect a reverse split of the Company’s common stock, par value $0.001 (the “Common Stock”), at a ratio of one-for-thirty (the “Reverse Stock Split”). A certificate of amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”) was filed with the Secretary of State of the State of Delaware on January 4, 2017, and the Reverse Stock Split became effective at 12:01 a.m. Eastern Time on January 5, 2017 (the “Effective Time”).

At the Effective Time, every thirty shares of Common Stock issued and outstanding were automatically combined into one share of issued and outstanding Common Stock, without any change in the par value per share. No fractional shares were issued as a result of the Reverse Stock Split. All shares of common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder of Common Stock will be aggregated for the purpose of determining whether the Reserve Stock Split would result in the issuance of any fractional shares to such holder. If, after such aggregation, the Reserve Stock Split would result in the issuance of any fractional shares, such fractional shares will be increased to the next higher whole number of shares.

Computershare Trust Company, N.A. is acting as agent for the Reverse Stock Split and will send instructions to shareholders of record who hold stock certificates regarding the exchange of certificates for Common Stock. Shareholders who hold their shares in uncertificated form are not required to take any action to effect the exchange of their shares following the Reverse Stock Split.

The Certificate of Amendment did not reduce the authorized share capital of the Company following the Reverse Stock Split and, accordingly, after giving effect to the Reverse Stock Split, the Company has 193,536,065 shares of Common Stock that are authorized but unissued.

The information set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above is hereby incorporated by reference into this Item 5.03.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of AquaBounty Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUABOUNTY TECHNOLOGIES, INC.

Date: January 6, 2017	By:	/s/ David A. Frank
Name: David A. Frank
Title: Chief Financial Officer

INDEX TO EXHIBITS

Number	Exhibit

3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of AquaBounty Technologies, Inc.